Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent events [Abstract]
Subsequent events
28.	Subsequent events

Restricted shares grant

In March 2016, 1,018,500 restricted shares had been granted to certain executive officers or employees of the Group.

Repurchase of shares

In January 2016, our board of directors authorized a second share repurchase program, whereby our company may repurchase up to US$20 million of our common shares or ADSs from January 26, 2016 to January 26, 2017 through the same means as the Repurchase Program. We publicly announced this second repurchase program on January 27, 2016.

Investments

In March 2016, the Group paid USD 12.7 million as the consideration to acquired 10% equity interests in Shanghai Lexiang Technologies Co., Ltd (Lexiang), a company in Shanghai, the PRC which invests in research and development of virtual reality. This acquisition was closed in March, 2016.